TAXES PAYABLE	12 Months Ended
Dec. 31, 2017
Taxes Payable [Abstract]
TAXES PAYABLE

Note 12 — TAXES PAYABLE

Taxes payable consisted of the following:

	December 31, 2017	December 31, 2016
Income tax payable	$5,503,770	$6,850,279
Value added tax payable	351,098	195,139
Business tax payable	978,130	1,406,039
Other taxes payable	234,595	293,106
Total taxes payable	$7,067,593	$8,744,563

In the normal course of its business, the Company, including in particular Xibolun Automation, Xibolun Equipment, may be subject to challenges from various PRC taxing authorities regarding the amounts of taxes due. Although the Company’s management believes the Company has paid or accrued for all taxes owed by the Company. As of December 31, 2017 and 2016, the Company had accrued (before adjustment) total tax liabilities of $12.0 million and $8.7 million, respectively, related to taxable years since the inception. According to PRC taxation regulation and administrative practice and procedures, the statute of limitation on tax authority’s audit or examination of previously filed tax returns expires three years from the date they were filed. The Company also obtained a written statement from the local tax authority that no additional taxes are due as of December 31, 2014. Based on these facts, the Company reversed the accrued tax liabilities in the total amount of approximately $5.0 million relating to the tax liabilities accrued for the period prior to January 1, 2015, resulting in the decrease of accrued tax liabilities from approximately $12 million to $7 million as of December 31, 2017. The Company has not made any tax payments since 2015 and will continue to discuss with the local tax authority to try to settle the remaining tax liabilities as soon as practicable, mostly related to its unpaid income tax and business tax, both of which are governed by the local tax authority.

The total amount of unpaid tax liabilities was accrued based on the calculation using the current prevailing tax rates without including potential interest and penalties because management cannot be certain as to how much interest and penalties would be assessed, if any. Those potential interest and penalty liabilities are contingent upon the outcome of tax settlement and management estimates that the potential contingent loss related to potential interest and penalties could be Nil or as high as $0.83 million based on rates stipulated by the tax authority. Due to uncertainties associated with the status of examinations, including the protocols of finalizing audits by the relevant tax authorities, there is a high degree of uncertainty regarding the future cash outflows associated with the interest and penalties on these unpaid tax balances. The final outcome of this tax uncertainty is dependent upon various matters including tax examinations, interpretation of tax laws or expiration of status of limitation. As the ongoing settlement discussions continue, management believes that it is more likely than not that the Company will not have to pay any interests and penalties associated with the unpaid taxes.